UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2012

NEWPORT BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-51856	20-4465271
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

100 Bellevue Avenue, Newport, Rhode Island		02840
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (401) 847-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

The 2012 Annual Meeting of Stockholders of Newport Bancorp, Inc. (the “Company”) was held on May 17, 2012 (the “Annual Meeting”).  The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the vote of the stockholders was as follows:

Matter 1. The election of four directors, each for a three-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Donald N. Kaull	2,321,682	435,090	500,711
Arthur P. Macauley	2,365,351	391,421	500,711
Nino Moscardi	2,363,838	392,934	500,711
Barbara Saccucci-Radebach	2,321,655	435,117	500,711

Matter 2.  The ratification of the appointment of Wolf & Company, P.C. as the Company’s independent public accounting firm for the year ending December 31, 2012.

Shares Voted For	Shares Voted Against	Abstentions
2,826,818	427,287	3,378

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT BANCORP, INC.
(Registrant)

Date: May 18, 2012	By:	/s Kevin M. McCarthy
Kevin M. McCarthy
President and Chief Executive Officer